UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2009

COWEN GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware		27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

599 Lexington Avenue

New York, NY 10022

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On November 2, 2009, Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) (the “Company”) announced that it had completed the transactions (the “Transactions”) contemplated by the Transaction Agreement and Agreement and Plan of Merger, dated as of June 3, 2009, by and among the Company, Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.) (“Cowen Holdings”), Lexington Merger Corp., Ramius LLC (f/k/a Park Exchange LLC) (“Ramius”) and RCG Holdings LLC (f/k/a Ramius LLC) (“RCG”) (the “Transaction Agreement”).

Item 1.01.  Entry into a Material Definitive Agreement

On November 2, 2009, in connection with the closing of the Transactions, the Company entered into a Registration Rights Agreement with BA Alpine Holdings, Inc., Bayerische Hypo-und Vereinsbank AG (“HVB AG”) and HVB Alternative Advisors LLC (collectively, the “HVB Parties”) and RCG, which sets forth certain rights of the HVB Parties and RCG and its members with respect to their shares of the Company’s common stock (the “Registration Rights Agreement”).  Pursuant to General Instruction B.3 of Form 8-K, the description of the Registration Rights Agreement contained under the caption “The Transaction Agreement - Registration Rights Agreement” in the Registration Statement on Form S-4 (File No. 333-160525) filed by the Company with the Securities and Exchange Commission on October 2, 2009 (the “Registration Statement”) is incorporated by reference in this Item 1.01.  The description of the Registration Rights Agreement is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1.

On November 2, 2009, the Company entered into a secured revolving credit agreement with HVB AG, as administrative agent, issuing bank, fronting lender and a lender (the “Credit Agreement”).  The Credit Agreement provides a secured, revolving loan facility of up to $50 million, including a $7 million sub-facility for existing letters of credit.  On January 4, 2010, the commitment automatically reduces from $50 million to $25 million and remains at $25 million until maturity.  The stated maturity date is September 29, 2011.  The Credit Agreement may not be terminated by the Company prior to the stated maturity date, even if there are no amounts outstanding thereunder and even if the total commitments thereunder have been permanently reduced to zero.  The actual amount available to the Company under the Credit Agreement from November 2, 2009 until January 4, 2010 is the lesser of (a) $50 million and (b) 20% of the net asset value of the Company’s and Ramius’ aggregate limited partnership interests held in Ramius Enterprise L.P. (“Enterprise”).  At January 4, 2010, the available amount is the lesser of (a) $25 million and (b) 15% of the net asset value of the Company’s and Ramius’ aggregate limited partnership interests held in Enterprise.  At the election of the Company, borrowings under the Credit Agreement bear interest per annum (based on a 360-day year) equal to either (i) the prime rate plus 1.5% or (ii) LIBOR plus 3.5%.  The Company is required to pay a quarterly commitment fee on the undrawn portion of the revolving loan facility equal to 1.0% per annum. The Credit Agreement contains customary representations and warranties and covenants for a credit agreement of this type, including covenants restricting, among other things, the Company’s ability to incur indebtedness, create liens on assets, engage in mergers or consolidations, dispose of assets, engage in transactions with affiliates or make distributions or other restricted payments. The Credit Agreement is secured by 100% of the limited partnership interests of Enterprise held by the Company and Ramius. The Credit Agreement was fully drawn at November 2, 2009.  The description of the Credit Agreement is qualified in its entirety by reference to the full text of the Credit Agreement, a copy of which is attached hereto as Exhibit 10.2.

Item 2.01.  Completion of Acquisition or Disposition of Assets

As previously disclosed, the Company entered into a Transaction Agreement and Agreement and Plan of Merger, dated as of June 3, 2009, by and among the Company, Cowen Holdings, Lexington Merger Corp., Ramius and RCG.  Pursuant to General Instruction B.3 of Form 8-K, the following are incorporated by reference in this Item 2.01 from the Registration Statement:

•                  the description of the Transaction Agreement and the transactions contemplated thereby (the “Transactions”), and the description of the other agreements related to the Transactions, contained under the captions “The Transaction Agreement” and “Other Agreements Related to the Transactions,” respectively; and

•                  the information under the captions “Description of Capital Stock of New Parent” and “Proposal 1: The Transactions - Interests of Certain Persons in the Transactions.”

At the special meeting of stockholders of Cowen Holdings, held on November 2, 2009 (the “Special Meeting”), stockholders of Cowen Holdings voted to adopt the Transaction Agreement and approve the Transactions.  Immediately following the special meeting on November 2, 2009, the Transactions were consummated.  At the closing, Merger Sub merged with and into Cowen Holdings, with Cowen Holdings being the surviving corporation and a direct wholly-owned subsidiary of the Company; and Ramius acquired substantially all of the assets and assumed substantially all of the liabilities of RCG.  Following the consummation of the Transactions, the Company is the parent of both Cowen Holdings and Ramius.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03 of Form 8-K, the information contained in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 3.03.  Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Items 2.01 and 5.03 of this Current Report is incorporated by reference in this Item 3.03.

Item 5.01.  Changes in Control of Registrant.

To the extent required by Item 5.01 of Form 8-K, the information contained in Items 2.01 and 5.03 of this Current Report is incorporated by reference in this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As contemplated by the Transaction Agreement, the directors and executive officers identified in the Registration Statement under the captions “Board and Management of New Parent - Post-Closing Board of Directors” and “Board and Management of New Parent - Executive Management”, which sections are incorporated by reference in this Item 5.02, became the directors and executive officers of the Company on November 2, 2009, effective upon the closing of the Transactions.

At the Special Meeting, stockholders of Cowen Holdings approved an amendment to the 2007 Equity and Incentive Plan (as amended, the “Plan”), as described in the Registration Statement under the caption “Proposal 2: Amended 2007 Equity and Incentive Plan”, which section is incorporated by reference in this Item 5.02.  The description of the Plan contained therein is qualified in its entirety by reference to the full text of the 2007 Equity and Incentive Plan and Amendment No. 1 thereto, copies of which are attached hereto as Exhibits 10.3 and 10.4, respectively.  The amendment adds 4,000,000 shares of the Company’s common stock to the pool of shares available for awards under the Plan (up from 1,500,000 shares).

Item 5.03.  Amendments to Articles of Incorporate or Bylaws; Change in Fiscal Year.

Pursuant to the Transaction Agreement, the certificate of incorporation and by-laws of the Company were amended and restated upon the closing of the Transactions in the forms attached as Exhibits 3.1 and 3.2 to this Form 8-K.

Item 8.01.  Other Events.

The executive officers identified below were appointed to the position set forth opposite their names, effective upon the closing of the Transactions:

Marran H. Ogilvie	Partner Managing Director
Jeffrey M. Solomon	Chairman of the Investment Committee and Head of New Product Development

Prior to the closing of the Transactions, Marran H. Ogilvie was Chief Operating Officer of RCG Holdings LLC and Jeffrey M. Solomon was Managing Member of RCG Holdings LLC and a member of its Executive Committee and Management Board. A copy of Mr. Solomon’s Employment Agreement, dated as of June 3, 2009, is attached hereto as Exhibit 10.5.

On November 2, 2009, the Company issued a press release announcing the consummation of the Transactions, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of business acquired.

The Company intends to file the unaudited consolidated financial statements of Cowen Holdings as required by this Item 9.01(a) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

The Company intends to file pro forma financial information as required by this Item 9.01(b) under cover of Form 8-K/A no later than 71 calendar days after the date this Current Report on Form 8-K was required to be filed.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

3.1

Amended and Restated Certificate of Incorporation of the Registrant (incorporated by reference to Appendix D to the Registration Statement on Form S-4 (File No. 333-160525) filed on October 2, 2009 by the Registrant)

3.2	Amended and Restated By-laws of the Registrant (incorporated by reference to Appendix E to the Registration Statement on Form S-4 (File No. 333-160525) filed on October 2, 2009 by the Registrant)

10.1

Registration Rights Agreement, dated as of November 2, 2009, among the Registrant, RCG Holdings LLC (f/k/a Ramius LLC), BA Alpine Holdings, Inc., Bayerische Hypo-und Vereinsbank AG, and HVB Alternative Advisors Inc.

10.2

Secured Revolving Credit Agreement, dated as of November 2, 2009, by and among the Registrant, as Borrower, the various Lenders party thereto from time to time and Bayerisch Hypo- und Vereinsbank AG, New York Branch, as Administrative Agent, Issuer of the Letter of Credit, Fronting Bank and a Lender

10.3	Cowen Group, Inc. 2007 Equity and Incentive Plan (incorporated by reference to Exhibit 10.1 to the Form 8-K dated June 7, 2007 filed by Cowen Holdings, Inc. (f/k/a Cowen Group, Inc.))

10.4

Amendment No. 1 to the Cowen Group, Inc. 2007 Equity and Incentive Plan (incorporated by reference to Appendix C to the Registration Statement on Form S-4 (File No. 333-160525) filed on October 2, 2009 by the Registrant)

10.5

Employment Agreement of Jeffrey Solomon, dated as of June 3, 2009, by and among Jeffrey Solomon, Ramius LLC (f/k/a Park Exchange LLC), Cowen Group, Inc. (f/k/a LexingtonPark Parent Corp.) and RCG Holdings LLC (f/k/a Ramius LLC)

99.1	Press Release, dated November 2, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN GROUP, INC.

Dated: November 2, 2009	By:	/s/ Peter A. Cohen
	Name:	Peter A. Cohen
	Title:	Chairman of the Board, Chief Executive Officer and President